Note 11 - Junior Subordinated Debentures	12 Months Ended
Dec. 31, 2012
Subordinated Borrowings Disclosure [Text Block]
NOTE 11 - JUNIOR SUBORDINATED DEBENTURES

On August 5, 2005, Southcoast Capital Trust III (the "Capital Trust"),  a non-consolidated subsidiary of the Company, issued and sold  a total of 10,310 floating rate securities, with a $1,000 liquidation amount per security (the "Capital Securities").  Institutional buyers bought 10,000 of the Capital Securities denominated as preferred securities and the Company bought the other 310 Capital Securities which are denominated as common securities.  The proceeds of those sales, $10.3 million, were used by the Capital Trust to buy $10.3 million of junior subordinated debentures from the Company which are reported on its consolidated balance sheets.  The Capital Securities issued by the Capital Trust remain outstanding and mature or are mandatorily redeemable on September 30, 2035.  The Company has the right to redeem these securities on or after September 30, 2010.

The Company’s investment in the common securities of the Capital Trust totaled $310,000 at December 31, 2012 and December 31, 2011, and is included in “Available for Sale Securities” on its consolidated balance sheets.  The preferred securities of the Capital Trust, totaling $10.0 million, qualify as Tier 1 capital under Federal Reserve Board guidelines, subject to limitations.

The Capital Securities issued by the Capital Trust accrue and pay distributions quarterly at a rate per annum equal to the three-month LIBOR, which was 0.31 percent at December 31, 2012, plus 150 basis points.  The distribution rate payable on the Capital Securities is cumulative and payable quarterly in arrears. The Company has the right, subject to events of default, to defer payments of interest on the Capital Securities for a period not to exceed 20 consecutive quarterly periods, provided that no extension period may extend beyond the maturity date of December 16, 2035.  The Company’s payment of interest on the Capital Securities is subject to the Company’s compliance with Federal Reserve Board guidelines regarding the payment of dividends.

In accordance with the debenture terms noted above the Company deferred its quarterly dividend payment on these securities beginning with the December 2011 payment.  Amounts so deferred bear additional interest at a variable rate per annum, reset quarterly, equal to LIBOR plus 1.50% compounded quarterly from the dates on which the amounts would otherwise have been due and payable until paid.  During this period of deferral the Company is capitalizing the interest payments due and adding them to the principal outstanding for accrual purposes.  Upon reinstatement of the quarterly dividend payments the debenture terms require payment in full of all interest arrearage.  As long as there are preferred securities of the Southcoast Capital Trust III outstanding and the Company has elected to defer making interest payments with respect to the preferred securities as permitted by the terms of the preferred securities, the Company may not declare or pay dividends on its common stock or redeem or repurchase any shares of its common stock, subject to certain minor exceptions, including stock dividends.